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PROMISSORY NOTE
---------------


  $100,000.00                                                BALTIMORE,MARYLAND
                                                                     May 1 1998



     WITHIN THREE YEARS, the undersigned promises to pay to the order of Chapman Holdings, Inc., One hundred thousand dollars ($100,000.00), at its offices in Baltimore, Maryland, together with interest thereon from the date hereof until paid at the rate of 5.5% per annum.



                                                  /S/ NATHAN A. CHAPMAN, JR.
                                                  --------------------------
                                                  Nathan A. Chapman, Jr.